SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

         [X] Preliminary Proxy Statement

         [ ] Confidential, for Use of the Commission Only (as permitted by Rule
             14a-6(e) (2)
         [ ] Definitive Proxy Statement
         [ ] Definitive Additional Materials
         [ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                             THE GOVETT FUNDS, INC.
                              --------------------
                (Name of Registrant as Specified in its Charter)
                                AIB Govett, Inc.
                        250 Montgomery Street, Suite 1200
                         San Francisco, California 94104
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):
         [X] No fee required.
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
             0-11.
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             2)  Aggregate number of securities to which transaction applies:
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                 computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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         [ ] Fee paid previously with preliminary materials.
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
             1)  Amount Previously Paid:
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


                              GOVETT INTERNATIONAL
                             SMALLER COMPANIES FUND
                                   a series of
                             The Govett Funds, Inc.

                               September 12, 2000

Dear Shareholder:

         The attached proxy materials seek your approval of a proposal to liquidate Govett International Smaller Companies Fund (the "Fund"), a series of The Govett Funds, Inc. (the "Company").

         On January 5, 2000, the Board of Directors of the Company met to consider the proposal to liquidate the Fund. After carefully studying the merits of the proposal, the Board unanimously determined that the liquidation is in the best interests of the Fund and its shareholders. Since the Board has approved the proposed liquidation, you and your fellow shareholders are being asked to approve the proposal at a Special Meeting of Shareholders to be held at Suite 1200, 250 Montgomery Street, San Francisco, California 94104 at 2:00 p.m., PST on October 6, 2000. A proxy card is enclosed for use in the Special Meeting. This card represents shares you held as of the record date, August 31, 2000. IT IS IMPORTANT THAT YOU COMPLETE, SIGN, AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

         I encourage you to review the attached materials in detail. Some of your questions may be answered on the next two pages. Voting your shares early will to avoid costly follow-up mail and telephone solicitation.

         Because the Board believes that the liquidation is in the best interests of all shareholders, it encourages you to vote "for" the proposal. Should you have any additional questions, we invite you to call The Govett Funds, Inc. toll free at 1-800-821-0803.

                                           Sincerely,

                                           /s/Keith E. Mitchell

                                           Keith E. Mitchell
                                           Managing Director
                                           AIB Govett, Inc.

Q.       WHY AM I RECEIVING THIS PROXY STATEMENT?

         A. The purpose of the Proxy Statement is to seek shareholder approval of a plan to liquidate and terminate the Fund.

Q.       WHY IS THE LIQUIDATION BEING PROPOSED?

         A. The Board of Directors has recommended that the Fund be liquidated and terminated. The reasons for the recommendation include, among other reasons, the Fund's historical and anticipated sales activity, the Fund's diminishing net assets during the past year and one-half, and changes in the global securities and currencies markets, particularly the turbulence in overseas markets over the past few years and the chronic undervaluation of smaller companies relative to larger companies. As a result, the investment adviser believes the Fund's investment and marketing opportunities are less attractive than they were when the Fund was initially organized. The Board of Directors believes that it would be in the best interests of Fund shareholders to approve the liquidation and dissolution of the Fund. Accordingly, the Board of Directors has recommended liquidating the Fund's assets and distributing the proceeds to Fund shareholders.

Q.       HOW WILL APPROVAL OF THIS PROPOSAL AFFECT MY ACCOUNT?

         A. If the proposal to liquidate and terminate your Fund is approved, the Fund's assets will be liquidated and the proceeds will be distributed to Fund shareholders. Shareholders should carefully read and consider the discussion of the proposal in the Proxy Statement.

Q. IF THE FUND LIQUIDATES, WHAT WILL BE THE FEDERAL INCOME TAX CONSEQUENCES FOR ME?

         A. In connection with the liquidation of the Fund, the Fund will make a final dividend distribution and one or two liquidating distributions. After selling all of its assets and immediately before liquidating, the Fund will declare and distribute a dividend which, together with all previous dividends, has the effect of distributing all of the Funds' taxable income for all taxable years ending at or prior to the liquidation. This may result in your receipt of taxable capital gain and taxable ordinary income distributions. After making the dividend distribution, the Fund will make one or two liquidating distributions. The liquidating distributions that you receive will be in exchange for your shares and will generally be taxable as capital gains to the extent that the distributions exceed your basis in your shares, or capital loss to the extent your basis exceeds the distributions. Capital gain (if any) that you realized in the first or second liquidating distributions will be recognized by you in your taxable year in which the distributions are received. Capital loss (if any) that you realize as a result of the liquidating distributions is not recognized until your taxable year in which the second liquidating distribution is received. You are urged to consult your own tax advisor regarding the tax consequences to you, in your particular circumstances, of the receipt of the dividend distribution and the liquidating distributions.

Q. MAY I RECEIVE MY FIRST LIQUIDATING DISTRIBUTIONS IN THE FORM OF SECURITIES HELD BY THE FUND RATHER THAN IN CASH?

         A. Yes. You may elect to have all or any portion of your first liquidating distribution paid in the form of securities held by the Fund. However, you must notify the Fund on or before September 29, 2000, in writing of the number of your shares for which you wish to receive securities. Notice should be sent to:

                             The Govett Funds, Inc.
                                   Suite 1200
                              250 Montgomery Street
                         San Francisco, California 94104
                           Attention: Colin Kreidewolf

                  Any shares not included in a notice received by the Fund on or before that date will be entitled to cash liquidating distributions only. If you elect to receive all or any portion of your first liquidating distribution in the form of securities, the securities that you receive will be a pro rata portion of each security held by the fund at the time of the first liquidating distribution, plus cash in lieu of fractional shares of securities. Electing to receive all or any portion of your first liquidating distribution in the form of securities will not change the federal income tax consequences to you resulting from the Fund's liquidation.

Q.       MAY I HAVE MY SHARES REDEEMED PRIOR TO THE LIQUIDATION?

         A. Yes. You may demand that the Fund redeem all or any portion of your shares at any time through the date of the liquidation. However, any pre-liquidation redemption will be paid in cash and will not be paid in the form of securities held by the Fund.

Q.       HOW CAN I VOTE?

         A. You can vote by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope or mail your proxy card(s) to:

                             The Govett Funds, Inc.
                                   Suite 1200
                              250 Montgomery Street
                         San Francisco, California 94104

                  Shareholders can also vote in person at the meeting.

Q.       WILL MY VOTE MAKE A DIFFERENCE?

         A. Yes. Your vote is needed to ensure that the proposal can be acted upon. Your immediate response will help save on the costs of any further solicitations for a shareholder vote. We encourage you to participate in the governance of your Fund.

Q.                HOW DOES THE BOARD OF THE GOVETT FUNDS RECOMMEND THAT I VOTE?

         A. After careful consideration, the Board of Govett Funds unanimously recommends that you vote "FOR" the proposed liquidation.

Q.       HOW DO I CONTACT YOU?

         A. If you have any questions, call Govett Funds toll free at 1-800-821-0803.

                                  PLEASE VOTE.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.

                              GOVETT INTERNATIONAL
                             SMALLER COMPANIES FUND
                                   a series of
                             The Govett Funds, Inc.
                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                           to be Held October 6, 2000

To The Shareholders:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Govett International Smaller Companies Fund will be held at Suite 1200, 250 Montgomery Street, San Francisco, California 94104 on October 6, 2000 at 2:00 p.m. PST, for the following purposes:

         ITEM 1. To consider and act upon a proposal to approve a Plan of Liquidation and Termination for Govett International Smaller Companies Fund and the transactions contemplated thereby; and

         ITEM 2. To transact such other business as may properly come before the meeting and any adjournment thereof.

         The proposed liquidation and related matters are described in the attached Proxy Statement. A copy of the Plan of Liquidation and Termination is attached to the Proxy Statement as Appendix A.

         Only shareholders of record on August 31, 2000 of the Govett International Smaller Companies Fund are entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

         SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                                     /s/Colin Kreidewolf

                                                     Colin Kreidewolf
                                                     Treasurer

                                 PROXY STATEMENT

                              GOVETT INTERNATIONAL
                             SMALLER COMPANIES FUND
                                   a series of
                             The Govett Funds, Inc.
                               3200 Horizon Drive
                         King of Prussia, PA 19406-0903
                            Telephone 1-800-821-0803

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Govett Funds, Inc. (the "Company") to be voted at a Special Meeting of Shareholders of the Govett International Smaller Companies Fund (the "Fund"), and all adjournments thereof (the "Meeting"), to be held at the offices of The Govett Funds, Inc., Suite 1200, 250 Montgomery Street, San Francisco, California 94104, on October 6, 2000, at 2:00 p.m. PST, at which Meeting shareholders of the Fund will be asked to consider and approve a Plan of Liquidation and Termination for the Fund, and, if the Meeting is adjourned, at any adjournment of the Meeting.

         This Proxy Statement describes the proposal that will be voted on at the Meeting.

         This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about September 12, 2000.

         A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, WILL BE FURNISHED, WITHOUT CHARGE TO ANY SHAREHOLDER UPON REQUEST TO THE COMPANY AT 3200 HORIZON DRIVE, KING OF PRUSSIA, PENNSYLVANIA 19406-0903. SHAREHOLDERS MAY ALSO CALL THE COMPANY TOLL-FREE AT 1-800-821-0803.

VOTING AND MEETING REQUIREMENTS

         The voting requirement for the proposal to liquidate and terminate the Fund depends upon the provisions of the Fund's organizational documents and on state law. The Fund is a series of The Govett Funds, Inc., a Maryland corporation. Shareholder approval of the proposal to liquidate and terminate the Fund requires the affirmative vote of a majority of the outstanding shares of the Fund entitled to vote.

         All shares of the Fund will vote together as a single class on the proposal to liquidate and terminate the Fund. Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held.

         A majority of the Fund's shares outstanding on August 31, 2000 (the "Record Date") represented in person or by proxy shall constitute a quorum and must be present for the transaction of business at the Meeting. As of the Record Date, the Fund had a total of 87,326.475 shares of common stock outstanding. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal set forth in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies on the proposal. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against such adjournment. A shareholder vote may be taken on the proposal in this Proxy Statement prior to any such adjournment if a quorum is present with respect to the proposal, sufficient votes have been received and it is otherwise appropriate.

         Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or the proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against the proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve the proposal.

         The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on the proxy card, if it is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you date, sign, and return the proxy card, but give no voting instructions, your shares will be voted in favor of approval of the proposal and the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter revoking the initial proxy. To be effective, revocation must be received by the Fund prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

         In order to reduce costs, the notices to a shareholder having more than one account in the Fund listed under the same social security number at a single address have been combined. The proxy cards have been coded so that a shareholder's votes will be counted for each such account.

         In addition to the solicitation of proxies by mail, officers and employees of AIB Govett, Inc., or its affiliates, may solicit proxies personally or by telephone or fax. You may also vote by mail, by using the enclosed proxy card or in person at the Meeting. Proxies voted by telephone, may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked. The costs of soliciting the proxies and carrying out the Liquidation Plan (defined below) shall be paid by AIB Govett, Inc.

SHARES OWNED BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of August 31, 2000 with respect to each person who owns of record or is known by the Fund to own of record or beneficially own 5% or more of any class of the Fund:

      NAME AND ADDRESS OF SHAREHOLDER                   CLASS              PERCENTAGE OF THE CLASS      NUMBER OF SHARES
      -------------------------------                   -----              -----------------------      ----------------
AIB Asset Management Holding Limited                      I                        100%                      83,532,477
250 Montgomery Street, Suite 1200
San Francisco, CA 94104

Bernard L. Downey and Jean Ann Downey                     A                         25.49%                     967.116
17 Lochinvar Lane
Oak Brook, IL 60523-1612


Barry E. Schwartz                                         A                         18.08%                     685.947
230 Pond Street, Unit 4
Natick MA 01760-4323

Mary C. Kendall                                           A                         16.31%                     618.789
5404 SW 53rd Avenue
Portland, OR 97221-1853

Tim Dusek and Victoria Dusek                              A                          8.42%                     319.463
742 Franklin Terrace
Zionsville, IN  46077-1165

Semper Trust Company-Custodial IRA of                     A                          7.22%                     274.057
Roa C. Tyberg
79 Beverly Park Lane
Beverly Hills, CA 90210

Semper Trust Company-Custodial IRA of                     A                          7.17%                     272.107
Juan N. Tyberg
79 Beverly Park Lane
Beverly Hills, CA 90210

         The following table sets forth information as of August 31, 2000, with respect to each executive officer or director of the Company who owns shares of any class of the Fund:

    NAME OF SHAREHOLDER           FUND AND CLASS          PERCENTAGE OF THE CLASS      NUMBER OF SHARES
    -------------------           --------------          -----------------------      ----------------
Elliot A. Atamian                       A                          2.59%                      98.478



         The Fund knows of no business other than the proposal to liquidate the Fund which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies with respect to such other matters in accordance with their best judgment.

THE PROPOSED LIQUIDATION AND TERMINATION

         The Board of the Company believes that liquidating the Fund's assets and terminating its existence are in the shareholders' best interests. Accordingly, the Board, including all of its directors who are not "interested persons," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), as amended ("Independent Directors"), at a meeting held on January 5, 2000, unanimously agreed to liquidate the Fund's assets and terminate the Fund. A copy of the proposed Plan of Liquidation and Termination (the "Liquidation Plan"), which provides for liquidating the Fund's assets, distributing the proceeds thereof to its shareholders pro rata, and terminating the Fund's existence. A copy of the Liquidation Plan is attached to this Proxy Statement as Appendix A.

         Under the Articles of Amendment and Restatement of the Company, as amended, the affirmative vote of a majority of the total number of shares outstanding of the Fund is necessary to approve certain actions. The Board is seeking shareholder approval of the Liquidation Plan.

CONSIDERATION BY THE BOARD

         In evaluating the proposed liquidation and termination of the Fund, the Board considered a number of factors, including the amount of the Fund's total assets, its expense ratio, the advice of the Fund's investment adviser, and the likelihood that additional sales of Fund shares could enable it to attain an asset level that would sustain an acceptable expense ratio. Based on consideration of the foregoing, and other factors they deemed relevant, the Board (including all of its Independent Directors) unanimously approved the liquidation and termination of the Fund, subject to shareholder approval.

         If the Liquidation Plan is not approved by the shareholders, the Fund will continue to operate as a series of the Company subject to further action by the Board which will consider all of the options available to it.

DESCRIPTION OF THE LIQUIDATION PLAN

         Under the Liquidation Plan each shareholder's interest in the Fund's assets will be fixed on the date on which the shareholders approve the Liquidation Plan. On that date, the books of the Fund will be closed. As soon as reasonably practical after that date, the Liquidation Plan provides that the distribution of the Fund's assets will be made in two or three distributions. The first such distribution, which will occur immediately prior to the liquidation, will be a cash dividend which, together with all previous dividends, will have the effect of distributing all of the Fund's taxable income for all taxable years ending at or prior to the liquidation. The second distribution will be the Fund's first liquidating distribution. Generally, the first liquidating distribution will be paid in cash received on the sale of the Fund's assets. However, any shareholder may elect to have all or any portion of the shareholder's first liquidating distributions paid in the form of securities held by the Fund. To make that election, the shareholder must notify the Fund on or before September 29, 2000 of the number of shares held by the shareholder for which the shareholder wishes to receive securities. Any shares not included in a notice received by the Fund on or before that date will be entitled to cash liquidating distributions only. If a shareholder elects to receive all or any portion of the first liquidating distribution in the form of securities, the securities that the shareholder receives will be a pro rata portion of each security held by the fund at the time of the first liquidating distribution, plus cash in lieu of fractional shares of securities.

         The Fund will distribute all of its assets in the first liquidating distribution except for cash reserved to pay the Fund's remaining liabilities and expenses. A second liquidating distribution, if necessary, is anticipated to be made within 90 days after the first liquidating distribution and will consist of any cash remaining after payment of those liabilities and expenses. As soon as practicable, the Fund will be dissolved and will cease to exist, will deregister under the 1940 Act and no shareholder will have any interest whatsoever in the Fund.

         Shareholders on the date of the Liquidation Plan's approval by the Fund's shareholders are entitled to the liquidating distributions. However, shareholders may continue to redeem or exchange shares of the Fund up to the business day before its Liquidation Plan is approved by shareholders consistent with the Fund's current prospectus. In the event that a large number of shareholders redeem or exchange shares of the Fund prior to the Fund's liquidation and dissolution, the Fund's yield and liquidating distributions to remaining shareholders would be adversely affected as fixed costs of the Fund will be spread over a smaller asset base.

         The date or dates on which the Fund will pay the liquidating distributions and on which the Fund will be liquidated have not been determined, but it is anticipated that, if the Fund's shareholders adopt the Liquidation Plan, the dividend distribution and the liquidating distributions would occur as soon as reasonably practical after the date on which the shareholders approve the Liquidation Plan. Shareholders will receive their respective portions of the dividend distribution and the liquidating distributions without any further action on their part.

         The Liquidation Plan will not affect a shareholder's right to redeem his or her Fund shares prior to liquidation. Therefore, a shareholder may redeem in accordance with the redemption procedure set forth in the Fund's current prospectus without waiting for the Fund to take any action respecting its liquidation. However, any pre-liquidation redemption will be paid in cash only and will not be paid in the form of securities held by the Fund.

         The Liquidation Plan authorizes the Board to make variations from or amendments to the provisions of the Liquidation Plan that it deems necessary or appropriate to carry out its purposes. No shareholder will be entitled to exercise any dissenter's rights or appraisal rights with respect to the Fund's liquidation and termination under either the Liquidation Plan or relevant provisions of Maryland law.

         Under the Liquidation Plan, AIB Govett, Inc. will be responsible for all of the expenses incurred in connection with carrying out the Liquidation Plan, including the cost of soliciting proxies, liquidating its assets, and terminating its existence.

FEDERAL INCOME TAX CONSEQUENCES

         The following summary provides general information with regard to the federal income tax consequences to the shareholders on receipt of the dividend distribution and the liquidating distributions from the Fund pursuant to the provisions of the Liquidation Plan (collectively, the "Final Distributions"). This summary also discusses the federal income tax consequences of the liquidation and dissolution of the Fund. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") with respect to the liquidation of the Fund and the tax consequences thereof to the Fund or the shareholders. The tax consequences discussed herein may affect shareholders differently depending on their particular tax situations unrelated to the Final Distributions, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. The receipt of the Final Distributions may result in tax consequences that are unanticipated by shareholders. THUS, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISER REGARDING THE TAX CONSEQUENCES TO THE SHAREHOLDER OF THE RECEIPT OF THE DIVIDEND DISTRIBUTION AND THE LIQUIDATING DISTRIBUTIONS, AND OF THE LIQUIDATION OF THE FUND.

         This summary is based on the tax laws and regulations in effect on the date of this proxy statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect. The discussion herein does not address the particular federal income tax consequences that may apply to certain shareholders such as trusts, estates, tax-exempt organizations, qualified plans, individual retirement accounts, nonresident aliens, or other foreign investors. This summary does not address the state, foreign or local tax consequences of a shareholder's receipt of the Liquidating Distributions or the liquidation of the Fund.

         As discussed above, pursuant to the Liquidation Plan, the Fund will (i) sell its assets except for assets needed to satisfy the shareholders' election to receive liquidating distributions in the form of securities held by the Fund,
(ii) declare and distribute a dividend which, together with all previous dividends, has the effect of distributing all of the Funds' taxable income for all taxable years ending at or prior to the liquidation, and (iii) distribute its remaining assets in one or two liquidating distributions, and dissolve. The Fund anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") during the liquidation period, and therefore will not be taxed on any of its net income from the sale of its assets.

         For federal income tax purposes, the dividend distribution will be a taxable capital gain dividend to the extent designated by the Fund pursuant to the provisions of Section 852 of the Code. To the extent not so designated, the dividend distribution will be a taxable ordinary dividend. The liquidating distributions will constitute a taxable event in which the shareholder will be viewed as having sold shares of the Fund in exchange for an amount equal to the cash plus the fair market value of any other assets received. Each shareholder will recognize gain or loss measured by the difference between the shareholder's adjusted tax basis in the shares and the aggregate amount of the liquidating distributions received. The liquidating distributions, regardless of whether the first liquidating distribution is received entirely in cash or partially or wholly in securities held by the Fund, will generally be taxable as capital gains to the extent that the distributions exceed the shareholder's basis in Fund shares, or capital loss to the extent the shareholder's basis exceeds the aggregate amount of the liquidating distributions received. Capital gain (if any) realized by a shareholder in the first or second liquidating distribution will be recognized by the shareholder in the shareholder's taxable year in which the distributions are received. Capital loss (if any) realized by a shareholder as a result of the liquidating distributions is not recognized until the shareholder's taxable year in which the second liquidating distribution is received. If a shareholder holds shares as capital assets, the gain or loss will be characterized as a long-term capital gain or loss if the shares were held for more than one year.

         As stated in the Fund's Prospectus dated May 1, 2000, income received by the Fund may give rise to withholding and other taxes imposed by foreign countries. If more than 50% of the value of the Fund's assets at the close of a taxable year consists of securities of foreign corporations, the Fund may make an election that will permit its shareholders to take a credit (or, if more advantageous, a deduction) for foreign income taxes paid by the Fund, subject to limitations contained in the Code. Shareholders would then include in gross income both dividends paid to them by the Fund and the foreign taxes paid by the Fund on its foreign investments. The Fund cannot assure shareholders that they will be eligible for the foreign tax credit. The Fund will advise shareholders of their share of any creditable foreign taxes paid by the Fund.

         If a shareholder has failed to furnish a correct taxpayer identification number, has failed to report fully dividend or interest income, or has failed to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," the shareholder may be subject to a 31% backup withholding tax with respect to taxable proceeds received as part of the Final Distributions. An individual's taxpayer identification number is his or her Social Security number. Certain shareholders specified in the Code may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.

         The receipt of the Final Distributions by an individual retirement account or qualified plan is outside the scope of this discussion and such shareholders should consult with their own tax advisers concerning the consequences of the Liquidating Distributions in advance of the receipt of the Final Distributions.

REQUIRED VOTE

         Approval of the Liquidation Plan by the shareholders requires the affirmative vote of a majority of the total number of shares of the Fund outstanding on the Record Date.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
          VOTE "FOR" THE PROPOSAL TO LIQUIDATE AND TERMINATE THE FUND.

INVESTMENT ADVISER, SUBADVISER, ADMINISTRATOR AND PRINCIPAL UNDERWRITER

         AIB Govett, Inc., 250 Montgomery Street, Suite 1200, San Francisco, California 94104, is the investment adviser for the Fund and provides the Fund with day-to-day management services. AIB Asset Management Holdings Limited, Shackleton House, 4 Battle Bridge Lane, London fE1 2HR England, serves as investment adviser, has contracted with AIB, as investment subadviser, to provide portfolio investment advisory services to the Fund. Each of AIB Govett, Inc. and AIB Asset Management Holdings Limited is a majority-owned subsidiary of Allied Irish Banks, plc.

         Chase Global Funds Services Company, 73 Tremont Street, 11th Floor, Boston, Massachusetts 02108, provides accounting and administration services to the Fund.

         PFPC, Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, serves as the distributor of Fund shares.

                                 OTHER BUSINESS

         The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

                                   APPENDIX A

                       PLAN OF LIQUIDATION AND TERMINATION

                   GOVETT INTERNATIONAL SMALLER COMPANIES FUND


         THIS PLAN OF LIQUIDATION AND TERMINATION ("Plan") is made by The Govett Funds, Inc., a Maryland corporation (the "Company"), with respect to Govett International Smaller Companies Fund, a segregated portfolio of assets ("series") thereof (the "Fund").

         WHEREAS, Article III (3) of the Company's Articles of Amendment and Restatement (as amended, the "Articles") provides that the Board may redeem shares of any series of stock from its shareholders;

         WHEREAS, the Company's Board of Directors (the "Board") has determined that liquidation and termination of the Fund is in the best interests of the Shareholders of the Fund and accordingly has adopted this Plan and has decided to submit the Plan to the Shareholders for their approval; and

         WHEREAS, pursuant to the Articles and the by-laws of the Company, Shareholder approval of the liquidation of the Fund as a series of the Company requires the affirmative vote of a majority of the outstanding shares of the Fund (the "Shareholder Vote").

         NOW THEREFORE, this Plan shall be effective upon receipt of the Shareholder Vote.

         Article I.  Actions to Be Taken Prior to Liquidation
                     ----------------------------------------

         (a) As directed by the Board, the Fund shall proceed with the business of winding up its affairs.

         (b) The Board shall authorize the appropriate parties to wind up the Fund's affairs, and all the powers of the Company's directors under its Articles and by-laws shall continue with respect to the Fund until its affairs have been wound up, including the powers to (i) fulfill or discharge the Fund's contracts,
(ii) collect the Fund's assets, (iii) sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining property of the Fund to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind, (iv) discharge or pay the Fund's liabilities, (v) prosecute, settle, or compromise claims of the Fund or to which the Fund is subject, (vi) file final state and federal tax returns for the Fund, (vii) mail notice to all known creditors and employees, if any, of the Fund, at their respective addresses shown on the Fund's records, and (viii) do all other acts necessary or appropriate to wind up the Fund's business.

         (c) As directed by the Board, the Fund shall make one or two liquidating distributions to the Fund's shareholders of record as of the date of the Shareholder Vote (individually a "Shareholder" and collectively the "Shareholders") in cancellation and redemption of their Fund shares. The amount of each liquidating distribution to each Shareholder shall be in proportion to the number of Fund shares held thereby. Each shareholder may elect to receive all or any portion of such shareholder's first liquidating distribution in securities held by the Fund. To make that election, the shareholder must notify the Company on or before September 29, 2000 of the number of shares held by the shareholder for which the shareholder wishes to receive securities. Any shares not included in a notice received by the Fund on or before that date will be entitled to cash liquidating distributions only. If a shareholder elects to receive all or any portion of the first liquidating distribution in the form of securities, the securities that the shareholder receives will be a pro rata portion of each security held by the fund at the time of the first liquidating distribution, plus cash in lieu of fractional shares of securities.

         (d) After all of the Funds assets have been sold (except assets reserved for in-kind distributions pursuant to Article I(c)) and converted into cash, and immediately before making the liquidating distributions, the Fund will declare and pay a dividend which, together with all previous dividends, has the effect of distributing all of the Funds' taxable income for all taxable years ending at or prior to the liquidation.

         Article II.  Filings; etc.
                      -------------

         (a) The Board shall authorize the appropriate parties to file for and obtain (i) a tax clearance certificate from the Comptroller of the Treasury of Maryland or the collector of taxes stating that all taxes payable by the Fund have been paid or provided for and (ii) if the Fund has employees, a certificate from the Secretary of Economic and Employment Development of Maryland stating that all unemployment insurance contribution, reimbursement payments, and interest have been paid or provided for.

         (b) Upon cancellation of the Fund shares, the Board shall authorize the appropriate parties to file Articles Supplementary with the Maryland Department of Assessments and Taxation to eliminate the total number of shares of stock allocated to the Fund and decrease, by an identical amount, the aggregate number of shares of stock the Company has authority to issue.

         (c) In addition to the filings described in (a) and (b) above in this
Article II, the Board shall authorize the appropriate parties to make all such other filings, notices and declarations with and use all commercially reasonable efforts to obtain all such consents, approvals and authorizations of, all governmental authorities as may be required in connection with this Plan or the liquidation and termination of the Fund generally, including, without limitation, the Securities and Exchange Commission and the State of Maryland or any agency thereof.

         Article III.  Liquidation Procedures
                       ----------------------

         (a) The Board shall authorize all actions to be taken such that the Fund will apply its assets to the payment of all its existing debts and obligations, including necessary expenses of redeeming and canceling the Fund shares.

         (b) On the date of the Shareholder Vote, the interest of each Shareholder shall be fixed and the books of the Funds shall be closed.

         (c) As soon as reasonably practicable after (1) the Shareholder Vote,
(2) declaring and paying the cash dividend referred to in Article I(d) above,
(3) paying or adequately providing for the payment of all Fund liabilities, and
(4) receipt of such releases, indemnities, and refunding agreements as the Board deems necessary for its protection, the Board shall cause the remaining assets of the Fund to be distributed in one or two (if necessary) liquidating distributions. The first liquidating distribution will be of cash except to the extent that shareholders elect to receive in-kind liquidation payments under
Article I(c) above, and the second liquidating distribution (if necessary) will be solely in cash. Each Shareholder shall receive cash or in-kind payments equal to his, her, or its proportionate share of each liquidating distribution in cancellation and redemption of the Shareholder's Fund shares. The Fund will distribute all of its assets in the first liquidating distribution except for cash reserved to pay the Fund's remaining liabilities and expenses. A second liquidating distribution, if necessary, is anticipated to be made within 90 days after the first liquidating distribution and will consist of any cash remaining after payment of those liabilities and expenses. As soon as practicable, the Fund will be dissolved and will cease to exist, will deregister under the 1940 Act and no shareholder will have any interest whatsoever in the Fund.

         (d) If the Board is unable to make distributions to all the Shareholders because of the inability to locate Shareholders to whom distributions in cancellation and redemption of Fund shares are payable, the Board may create, in the name and on behalf of the Fund, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Fund in such trust for the benefit of the Shareholders that cannot be located. The expenses of such trust shall be charged against the assets therein.

         Article IV.  Amendment of this Plan
                      ----------------------

         The Board may authorize variations from, or amendments of, the provisions of this Plan (other than the terms of the liquidating distributions) that it deems necessary or appropriate to effect the distributions in cancellation and redemption of the Fund shares and the liquidation and termination of the Fund's existence.

         Article V.  Expenses
                     --------

         AIB Govett, Inc. shall bear all of all the expenses incurred in connection with carrying out this Plan, including the cost of soliciting proxies, liquidating its assets, and terminating its existence.

                             THE GOVETT FUNDS, INC.
                               3200 Horizon Drive
                         King of Prussia, PA 19406-0903

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                 October 6, 2000

                   GOVETT INTERNATIONAL SMALLER COMPANIES FUND

                                      PROXY

         The undersigned shareholder of Govett International Smaller Companies Fund (the "Fund"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Colin Kreidewolf, proxy and attorney of the undersigned, with power of substitution, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on October 6, 2000 at the offices of The Govett Funds, Inc., Suite 1200, 250 Montgomery Street, San Francisco, California 94104, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

         To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. Prompt voting by shareholders will avoid the costs associated with further solicitation.

         This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                               "FOR" THE PROPOSAL

                                                              ACCOUNT NUMBER:
                                                                      SHARES:
                                                                 CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


VOTE ON PROPOSAL

1.       LIQUIDATION AND TERMINATION OF FUND

             To approve a Plan of Liquidation and
             Termination which provides for the
             liquidation and termination of Govett        For   Against  Abstain
             International Smaller Companies Fund         [ ]     [ ]      [ ]



2. TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

----------------------------------- -------
----------------------------------- -------
Signature (PLEASE SIGN WITHIN BOX)  Date

----------------------------------- -------
----------------------------------- -------
Signature (Joint Owners)            Date